INTERNATIONAL GOLD RESOURCES INC.

(A Development Stage Company)

FINANCIAL STATEMENTS

FOR THE NINE MONTH PERIOD ENDED JULY 31, 2005

(Stated in US Dollars)

Unaudited

------ INDEX ------

Balance Sheet

Statement of Operations

Statement of Stockholders' Deficit

Cash Flow Statement

Notes to Financial Statements

INTERNATIONAL GOLD RESOURCES INC.

(A Development Stage Company)

BALANCE SHEET

AS AT JULY 31, 2005

Unaudited

(Stated in US Dollars)

	31-Jul-05	31-Oct-04
ASSETS		
CURRENT ASSETS		
Cash and cash equivalents	$ 47,586	$ 96,301
Total Assets	$ 47,586	$ 96,301
LIABILITIES AND STOCKHOLDERS' DEFICIT		
CURRENT LIABILITIES		
Accounts payable and accrued liabilities	$ 325,185	$ 141,972
Notes payable (Note 5)	147,357	101,633
Convertible notes payable (Note 6)	1,450,597	437,891
Convertible debentures payable (Note 7)	1,005,658	255,954
Total Liabilities	2,928,797	937,450
STOCKHOLDERS' DEFICIT		
Common shares, 100,000,000 shares authorized, $0.001 par value; 4,467,600 and 970,000 shares issued and outstanding	4,468	970
Additional paid in capital	3,560,102	-
Accumulated deficit	(6,445,781)	(842,119)
Total Stockholders' Deficit	(2,881,211)	(841,149)
Total Liabilities and Stockholders' Deficit	$ 47,586	$ 96,301

Going concern (Note 2)
Subsequent events (Note 13)

Approved by the Directors:

____

____

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL GOLD RESOURCES INC.

(A Development Stage Company)
STATEMENT OF OPERATIONS
FOR THE NINE MONTH PERIOD ENDED JULY 31, 2005

Unaudited

(Stated in US Dollars)

	31-Jul-05	31-Oct-04
GENERAL AND ADMINISTRATIVE EXPENSES		
Accounting and auditing	$ 16,005	$ 15,345
Advertising and promotion	39,540	-
Bank charges and interest	398,374	97,011
Consulting	158,860	77,764
Financing fees	3,294,600	-
Legal	3,410	4,685
Office supplies and stationery	1,857	1,400
Telephone	4,035	696
Travel and accommodations	64,539	15,055
	3,981,220	211,956
MINERAL PROPERTY EXPLORATION AND DEVELOPMENT EXPENSES (Notes 4(iii) and 9)		
Acquisition costs	75,000	80,250
Development costs	1,547,442	549,913
	1,622,442	630,163
NET LOSS FOR THE PERIOD	$ (5,603,662)	$ (842,119)
NET LOSS PER COMMON SHARE	$ (3.52)	$ (1.83)
WEIGHTED AVERAGE NUMBER OF BASIC AND DILUTED COMMON SHARES OUTSTANDING	1,589,789	461,333

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL GOLD RESOURCES INC.

(A Development Stage Company)

STATEMENT OF STOCKHOLDERS' DEFICIT

AS AT JULY 31, 2005

Unaudited

(Stated in US Dollars)

	Common Shares Number of Shares	Common Shares Amount	Additional Paid In Capital	Accumulated Deficit	Total Stockholders' Equity/(Deficit)
Issued for bonuses to debt holders	720,000	$ 720	$ -	$ -	$ 720
Issued for property	250,000	250	-	-	250
Net loss for the period ended October 31, 2004	-	-	-	(842,119)	(842,119)
Balance, October 31, 2004	970,000	970	-	(842,119)	(841,149)
Issued for financing fees	3,294,600	3,295	3,291,305	-	3,294,600
Issued for cash	203,000	203	268,797	-	269,000
Net loss for the period ended July 31, 2005	-	-	-	(5,603,662)	(5,603,662)
Balance, July 31, 2005	4,467,600	$ 4,468	$ 3,560,102	$ (6,445,781)	$ (2,881,211)

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL GOLD RESOURCES INC.
(A Development Stage Company)
CASH FLOW STATEMENT
FOR THE NINE MONTH PERIOD ENDED JULY 31, 2005

Unaudited

(Stated in US Dollars)

	31-Jul-05	31-Oct-04
OPERATING ACTIVITIES		
Net loss for the period	$ (5,603,662)	$ (842,119)
Add/(deduct) non-cash items		
Shares issued for property		250
Financing fees to debt holders	3,294,600	720
	(2,309,062)	(841,149)
Changes in non-cash working capital items		
Accounts payable and accrued liabilities	183,214	141,972
Accrued interest on notes and debentures	343,433	106,878
Cash provided/(used) by operating activities	(1,782,415)	(592,299)
FINANCING ACTIVITIES		
Notes payable issued	-	80,000
Convertible notes payable issued	802,700	372,600
Convertible debentures payable issued	662,000	236,000
Shares issued for cash	269,000	-
Cash provided/(used) by financing activities	1,733,700	688,600
CASH INCREASE/(DECREASE)	(48,715)	96,301
CASH, BEGINNING OF PERIOD	96,301	-
CASH, END OF PERIOD	$ 47,586	$ 96,301
SUPPLEMENTAL DISCLOSURE:		
Interest paid	$ 8,892	$ 8,466
Income taxes paid	$ -	$ -
NON-CASH ACTIVITIES:		
Issued stock for property	$ -	$ 250
Issued stock for financing	$ 3,294,600	$ 720

The accompanying notes are an integral part of these financial statements.

1. ORGANIZATION AND DESCRIPTION OF THE BUSINESS

International Gold Resources Inc. was incorporated on March 16, 2004 under the laws of the State of Nevada. Its principal business activities include the acquiring and developing of mineral properties and the processing of related mineral resources. Its office is located in Duvall, Washington.

The Company has elected a fiscal year-end of October 31.

2. GOING CONCERN

These financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the accompanying financial statements, the Company incurred a net loss of $5,603,662 ($842,119 - October 31, 2004) for the period ended July 31, 2005, and has negative working capital. These financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

Management intends to finance anticipated ongoing expenses and capital requirements with funds generated from cash provided by operating activities; available cash and cash investments; and capital raised through debt and equity offerings.

3. BASIS OF PRESENTATION

These financial statements have been prepared in accordance with U.S. generally accepted accounting principles. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the period ended July 31, 2005 are not necessarily indicative of the results that may be expected for any interim period or an entire year.

4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies which affect the Company are summarized below:

Development Stage Company

The Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards No. 7. The Company is devoting substantially all of its present efforts to developing the mineral property in Brazil and the Yukon (see Note 9).

Accounting Method

The Company's financial statements are prepared using the accrual method of accounting.

Mineral Property Exploration and Development

All mineral property exploration and development expenditures are expensed in the year incurred in an exploration stage company until there is substantial evidence that a commercial body of ore has been located.

Loss Per Share

Basic loss per share was computed by dividing the net loss by the weighted average number of shares outstanding during the period. The weighted average number of shares was calculated by taking the number of shares outstanding and weighting them by the amount of time that they were outstanding. Diluted loss per share is the same as basic loss per share, as the inclusion of common stock equivalents would be anti-dilutive

4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Provision for Taxes

Income taxes are provided for using the liability method of accounting in accordance with Statement of Accounting Standards No. 109, "Accounting for Income Taxes". A deferred tax assets or liability is recorded for all temporary differences between financial and tax reporting. Deferred tax expense/(benefit) results from the net change during the year of deferred tax assets and liabilities.

Use of Estimates

The process of preparing financial statements requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements; accordingly, upon settlement, actual results may differ from estimated amounts.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturity of three months or less at the date of acquisition to be cash equivalents.

Derivative Instruments

At July 31, 2005, the Company had not engaged in any transactions that would be considered derivative instruments or hedging activities.

Compensated Absences

The Company has no employees. At such time as the Company hires personnel, its employees will be entitled to paid vacation, paid sick days, and personal days off depending on job classification, length of service, and other factors. The Company's policy will be to recognize the cost of compensated absences when actually paid to employees.

Foreign Currency Transactions

Monetary assets and liabilities are translated at year-end exchange rates; other assets and liabilities have been translated at the rates prevailing at the date of the transaction. Revenue and expense items, except for amortization, are translated at the average rate of exchange for the year. Amortization is converted using rates prevailing at dates of acquisition. Gains and losses from foreign currency translation are included in the statement of operations.

All figures presented are in US dollars.

Financial Instruments

All significant financial assets, financial liabilities, and equity instruments of the Company are either recognized or disclosed in these financial statements together with other information relevant for making a reasonable assessment of future cash flows, interest rate risk, and credit risk. Where practicable, the fair value of financial assets and financial liabilities have been determined and disclosed; otherwise, only available information pertinent to the fair value has been disclosed.

4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Stock Based Compensation

The Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123") encourages, but does not require, companies to record compensation cost for stock-based employee compensation plans at fair value. The Company has chosen to account for stock-based compensation using the fair value.

The Company accounts for stock-based compensation issued to non-employees in accordance with the provisions of SFAS 123 and the consensus in Emerging Issues Task Force No. 96-18, "Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring or in Conjunction with Selling, Goods or Services".

Option pricing models require the input of highly subjective assumptions including the expected price volatility. Changes in the subjective input assumptions can materially affect the fair value estimate, and therefore the existing models do not necessarily provide a reliable single measure of the fair value of the Company's stock options.

5. NOTES PAYABLE

At July 31, 2005, there are two promissory notes payable as follows:

DATE ISSUED	DUE DATE	INTEREST RATE BEFORE DEFAULT	INTEREST RATE AFTER DEFAULT	PRINCIPAL AMOUNT 31-JUL-05	PRINCIPAL AMOUNT 31-OCT-04
May 4, 2004	August 4, 2004	32.5%	36.0%	$ 40,000	$ 40,000
June 2, 2004	August 2, 2004	120.0%	60.0%	40,000	40,000
				80,000	80,000
Accrued interest on notes payable				67,357	21,633
				$ 147,357	$ 101,633

6. CONVERTIBLE NOTES PAYABLE

At July 31, 2005, there are forty-nine convertible notes payable as follows:

DATE ISSUED	DUE DATE	INTEREST RATE BEFORE DEFAULT	INTEREST RATE AFTER DEFAULT	PRINCIPAL AMOUNT 31-JUL-05	PRINCIPAL AMOUNT 31-OCT-04
March 26, 2004	April 25, 2004	-	60.0%	$ 40,000	$ 40,000
May 28, 2004	August 2, 2004	60.0%	36.0%	-	25,000
June 23, 2004	September 23, 2004	40.0%	60.0%	5,000	5,000
June 24, 2004	August 24, 2004	120.0%	60.0%	25,000	25,000
July 13, 2004	November 14, 2004	60.0%	60.0%	20,000	20,000
July 15, 2004	November 16, 2004	60.0%	60.0%	10,000	10,000
July 30, 2004	November 30, 2004	60.0%	60.0%	2,600	2,600
August 10, 2004	December 10, 2004	60.0%	60.0%	10,000	10,000
August 25, 2004	December 25, 2004	60.0%	60.0%	55,000	55,000
September 22, 2004	January 22, 2005	30.0%	36.0%	10,000	10,000
October 1, 2004	February 1, 2005	30.0%	36.0%	20,000	20,000
October 11, 2004	February 11, 2005	60.0%	36.0%	10,000	10,000
October 12, 2004	February 12, 2005	30.0%	36.0%	20,000	20,000
October 26, 2004	April 26, 2005	24.0%	36.0%	50,000	50,000
October 26, 2004	October 26, 2005	24.0%	36.0%	50,000	50,000
October 28, 2004	October 28, 2005	24.0%	36.0%	$ 20,000	$ 20,000
November 11, 2004	May 11, 2005	24.0%	36.0%	10,000	-
December 2, 2004	December 12, 2004	72.5%	36.0%	5,000	-
December 3, 2004	March 3, 2005	24.0%	36.0%	10,000	-
December 3, 2004	June 3, 2005	25.0%	60.0%	2,400	-
January 6, 2005	March 6, 2005	60.0%	20.0%	20,000	-
January 14, 2005	December 14, 2005	27.5%	36.0%	5,000	-
January 26, 2005	March 26, 2005	38.15%	36.0%	55,000	-
February 4, 2005	December 4, 2005	30.0%	36.0%	5,000	-
February 9, 2005	February 9, 2006	32.0%	36.0%	5,000	-
February 22, 2005	March 22, 2005	240.0%	20.0%	30,000	-
March 4, 2005	December 5, 2005	30.0%	36.0%	5,000	-
March 23, 2005	April 23, 2005	40.0%	40.0%	30,000	-
March 28, 2005	May 28, 2005	36.0%	36.0%	50,000	-
April 4, 2005	July 5, 2005	24.0%	48.0%	10,000	-
April 5, 2005	May 5, 2005	48.0%	60.0%	25,000	-
April 21, 2005	May 22, 2005	36.0%	48.0%	20,000	-
April 25, 2005	April 25, 2006	36.0%	36.0%	5,000	-
April 26, 2005	June 26, 2005	36.0%	48.0%	50,000	-
April 28, 2005	May 12, 2005	80.0%	60.0%	15,000	-
April 28, 2005	May 28, 2005	36.0%	48.0%	50,000	-
April 29, 2005	May 29, 2005	35.0%	60.0%	13,800	-
May 5, 2005	May 19, 2005	96.0%	60.0%	10,000	-
May 11, 2005	June 1, 2005	58.0%	60.0%	15,000	-
May 20, 2005	June 3, 2005	75.0%	60.0%	100,000	-
May 27, 2005	June 6, 2005	120.0%	48.0%	30,000	-
June 2, 2005	February 14, 2006	45.0%	48.0%	5,000	-
June 13, 2005	June 17, 2005	60.0%	48.0%	15,000	-
June 16, 2005	June 17, 2006	36.0%	48.0%	10,000	-
June 28, 2005	December 29, 2005	36.0%	36.0%	30,000	-
June 28, 2005	June 28, 2006	36.0%	36.0%	11,500	-
June 29, 2005	July 30, 2005	60.0%	48.0%	10,000	-
July 13, 2005	January 13, 2006	36.0%	36.0%	20,000	-
July 20, 2005	July 20, 2006	36.0%	36.0%	50,000	-
July 21, 2005	July 21, 2006	36.0%	36.0%	100,000	-
				1,175,300	372,600
Accrued interest on convertible notes				275,297	65,291
				$ 1,450,597	$ 434,891

Each note is convertible, at the option of the holder, into common shares of the Company on the basis of one common share for each dollar of principal and accrued interest owed at the time of conversion.

7. CONVERTIBLE DEBENTURES PAYABLE

At July 31, 2005, there are forty-nine convertible debentures payable as follows:

DATE ISSUED	DUE DATE	INTEREST RATE BEFORE DEFAULT	INTEREST RATE AFTER DEFAULT	FACE VALUE 31-JUL-05	FACE VALUE 31-OCT-04
March 24, 2004	March 24, 2005	20.0%	20.0%	$ 10,000	$ 10,000
March 31, 2004	March 31, 2005	20.0%	20.0%	5,000	5,000
April 7, 2004	April 7, 2005	20.0%	20.0%	10,000	10,000
April 8, 2004	April 8, 2005	20.0%	20.0%	25,000	25,000
April 16, 2004	April 16, 2005	20.0%	20.0%	25,000	25,000
April 21, 2004	April 21, 2005	20.0%	20.0%	5,000	5,000
April 26, 2004	April 26, 2005	20.0%	20.0%	20,000	20,000
May 10, 2004	May 10, 2005	20.0%	20.0%	25,000	25,000
May 14, 2004	May 14, 2005	20.0%	20.0%	11,000	11,000
May 26, 2004	May 26, 2005	20.0%	20.0%	10,000	10,000
July 2, 2004	July 2, 2005	20.0%	20.0%	25,000	25,000
August 2, 2004	August 2, 2005	20.0%	20.0%	11,000	11,000
August 4, 2004	August 4, 2005	20.0%	20.0%	9,000	9,000
August 4, 2004	August 4, 2005	20.0%	20.0%	30,000	30,000
August 17, 2004	August 17, 2005	20.0%	20.0%	5,000	5,000
August 30, 2004	August 30, 2005	20.0%	20.0%	10,000	10,000
December 14, 2004	December 14, 2005	20.0%	20.0%	25,000	-
January 10, 2005	January 10, 2006	20.0%	20.0%	20,000	-
February 4, 2005	February 4, 2006	20.0%	20.0%	10,000	-
February 4, 2005	February 5, 2006	20.0%	20.0%	10,000	-
February 14, 2005	February 13, 2006	20.0%	20.0%	20,000	-
February 14, 2005	February 13, 2006	20.0%	20.0%	10,000	-
February 15, 2005	February 14, 2006	20.0%	20.0%	20,000	-
February 15, 2005	February 14, 2006	20.0%	20.0%	20,000	-
February 15, 2005	February 14, 2006	20.0%	20.0%	15,000	-
February 16, 2005	February 15, 2006	20.0%	20.0%	10,000	-
February 16, 2005	February 15, 2006	20.0%	20.0%	20,000	-
February 16, 2005	February 15, 2006	20.0%	20.0%	10,000	-
February 17, 2005	February 16, 2006	20.0%	20.0%	10,000	-
February 17, 2005	February 16, 2006	20.0%	20.0%	10,000	-
February 17, 2005	February 16, 2006	20.0%	20.0%	10,000	-
February 18, 2005	February 14, 2006	20.0%	20.0%	40,000	-
February 23, 2005	February 22, 2006	20.0%	20.0%	60,000	-
March 7, 2005	March 6, 2006	20.0%	20.0%	10,000	-
March 9, 2005	March 8, 2006	20.0%	20.0%	10,000	-
March 9, 2005	March 8, 2006	20.0%	20.0%	12,000	-
April 16, 2005	April 15, 2006	20.0%	20.0%	10,000	-
April 16, 2005	April 16, 2006	20.0%	20.0%	50,000	-
April 16, 2005	April 17, 2006	20.0%	20.0%	50,000	-
April 16, 2005	April 18, 2006	20.0%	20.0%	30,000	-
April 19, 2005	April 18, 2006	20.0%	20.0%	10,000	-
April 19, 2005	April 18, 2006	20.0%	20.0%	10,000	-
April 19, 2005	April 18, 2006	20.0%	20.0%	10,000	-
April 19, 2005	April 18, 2006	20.0%	20.0%	10,000	-
April 21, 2005	April 20, 2006	20.0%	20.0%	25,000	-
April 21, 2005	April 20, 2006	20.0%	20.0%	5,000	-
April 21, 2005	April 20, 2006	20.0%	20.0%	25,000	-
April 21, 2005	April 20, 2006	20.0%	20.0%	25,000	-
May 27, 2005	May 26, 2006	20.0%	20.0%	50,000	-
				898,000	236,000
Accrued interest on convertible debentures				107,658	19,954
				$ 1,005,658	$ 255,954

7. CONVERTIBLE DEBENTURES PAYABLE - Continued

The principal and interest are convertible into common shares of the Company at the option of the holder twelve months from the date of issue. The debenture is convertible into the number of common shares by dividing the conversion amount by 60% of the last 45 days average trading price or $1, whichever is less.

8. WARRANTS AND OPTIONS

No options or warrants were issued and outstanding at July 31, 2005 (Nil - 31Oct04)

9. MINERAL PROPERTY EXPLORATION AND DEVELOPMENT EXPENSES

Mahtin, Cathy, and Kirkman Claims, Yukon Territory

On October 4, 2004, the Company entered into an Assignment and Assumption of Option Agreement to earn a 100% interest in the Mahtin, Cathy, and Kirkman claims located in the Dawson Mining District of the Yukon Territory in Canada by issuing 400,000 shares of the Company, making cash payments totalling $420,000, and by spending a minimum of $1,600,000 on the Mahtin claims as follows:

Date	Cash Payments		Share Issuance		Expenditures
March 15, 2004	$50,000	(a)	$100,000	(b)	$300,000	(c)
August 15, 2004	50,000		-		100,000
February 15, 2005	50,000		100,000		450,000
August 15, 2005	50,000		-		-
February 15, 2006	60,000		100,000		1,000,000
August 15, 2006	70,000		-		-
February 15, 2007	90,000		-		1,500,000
August 15, 2007			100,000		-
	$420,000		$400,000		$3,350,000

a) 50,000 shares were issued in lieu of this payment

b) Issued

c) At July 31, 2005, $305,064 had been incurred

At the period ended July 31,2005, the Company is not in compliance with the commitments on the option agreement covering the Mahtin, Cathy, and Kirkman claims, in the Yukon Territory. A mutual agreement has been negotiated between all parties to extend the option agreement indefinitely. The vendor retains the right to terminate on 30-days notice while in default. As these mineral claims are subject to an option agreement no entries were accrued for liabilities in terms of such option.

9. MINERAL PROPERTY EXPLORATION AND DEVELOPMENT EXPENSES - Continued

Bonanza Claims, Yukon Territory

On October 4, 2004, the Company entered into an Assignment and Assumption of Option Agreement to earn a 100% interest in the Bonanza claims located in the Dawson Mining District of the Yukon Territory in Canada by issuing 300,000 shares of the Company, making cash payments totalling $200,000, and by spending a minimum of $1,000,000 on the Bonanza claims as follows:

Date	Cash Payments	Share Issuance		Expenditures
March 17, 2004	$15,000	$100,000	(a)	$-
September 17, 2004	15,000	-		-
December 31, 2004	-	-		100,000
March 17, 2005	25,000	100,000		-
September 17, 2005	25,000	-		-
December 31, 2005	-	-		150,000
March 17, 2006	30,000	-		-
September 17, 2006	30,000	-		-
December 17, 2006	-	-		250,000
March 17, 2007	30,000	-		-
September 17, 2007	30,000	-		-
December 31, 2007	-	-		500,000
March 17, 2008	-	100,000		-
	$200,000	$300,000		$1,000,000

(a) Issued

At the period ended July 31, 2005, the Company was not in compliance with the commitments on the option agreement covering Bonanza Claims located in Dawson mining district of the Yukon Territory. A mutual agreement has been negotiated between all parties to extend the option agreement indefinitely. The vendor retains the right to terminate on 30-days notice while in default. As these mineral claims are subject to an option agreement no entries were accrued for liabilities in terms of such option.

A 1% NSR can be bought by the Company within 60 days of receiving a bankable feasibility study for $1,000,000 or $2,000,000 after the 60-day period.

The Company has spent $2,252,605 at period end ($630,163 - October 31, 2004) on the mineral properties as follows:

	Amapa, Brazil	Mahtin, Cathy and Kirkman Claims, Yukon Territory	Bonanza, Yukon Territory	Total
Acquisition costs	$-	$50,100	$30,100	$80,250
Development costs	426,750	90,582	32,581	549,913
Balance, October 31, 2004	426,750	140,682	62,681	630,163
Acquisition costs	-	50,000	25,000	75,000
Development costs	1,418,679	64,382	64,381	1,547,442
Balance, July 31, 2005	$1,845,429	255,064	152,062	2,252,605

10. RELATED PARTY TRANSACTIONS

During the period ended July 31, 2005, the Company entered into the following transactions with related parties:

paid or accrued consulting fees of $17,000 ($13,200 - October 31, 2004) to the President and a company related to the President.

These transactions have been in the normal course of operations and, in management's opinion, undertaken with the same terms and conditions as transactions with unrelated parties.

11. FINANCIAL INSTRUMENTS

The Company's financial instruments consist of cash and cash equivalents, accounts payable, notes payable, convertible notes payable and convertible debenture payable. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair values of these financial instruments approximate their carrying value, unless otherwise noted.

12. INCOME TAXES

The Company has accumulated net operating losses for income tax purposes of approximately $3,250,000, which may be carried forward until 2024 and used to reduce taxable income of future years.

Details of future income tax assets at July 31, 2005 are as follows:

Non-capital tax loss at October 31, 2004	$ 303,000
Non-capital tax loss for 9 months ended July 31, 2005	963,200
1,266,200
Valuation allowance	(1,266,200)
$ -

The potential future tax benefits of these losses have not been recognized in these financial statements due to uncertainty of their realization. A full valuation allowance has been provided for the Company's future income tax assets, as the management of the Company has determined that it is more likely than not that these assets will not be realized in the foreseeable future.

13. SUBSEQUENT EVENTS

On August 1, 2005, the Company issued a convertible note in the principal amount of $100,000 with interest at 36% due on August 1, 2006. The note is convertible, at the option of the holder, into common shares of the Company on the basis of one common share for each dollar of principal and accrued interest owed at the time of conversion.

On August 4, 2005, a convertible debenture dated April 21, 2004 with a face value of $5,000 was paid in full with interest for a total payment of $6,341.

On August 4, 2005, a convertible debenture dated May 26, 2004 with a face value of $10,000 was paid in full with interest for a total payment of $12,460.

On August 8, 2005, a convertible note due May 22, 2005 in the principal amount of $20,000 was paid in full with interest for a total payment of $22,100.

On August 9, 2005, two convertible debentures were issued with a face value of $250,000 with interest at 20% per annum and due on August 8, 2006, with principal and interest convertible into common shares of the Company at the option of the holder twelve months from the date of issue. The debenture is convertible into the number of common shares by dividing the conversion amount by 60% of the last 45 days average trading price or $1, whichever is less.

13. SUBSEQUENT EVENTS - Continued

On August 16, 2005, three convertible debentures were issued with a face value of $300,000 with interest at 20% per annum and due on August 16, 2006, with principal and interest convertible into common shares of the Company at the option of the holder twelve months from the date of issue. The debenture is convertible into the number of common shares by dividing the conversion amount by 60% of the last 45 days average trading price or $1, whichever is less.

On August 16, 2005, the Company issued 150,000 common shares for proceeds of $150,000.

On August 17, 2005, two convertible debenture were issued with a face value of $200,000 with interest at 20% per annum and due on August 16, 2006, with principal and interest convertible into common shares of the Company at the option of the holder twelve months from the date of issue. The debenture is convertible into the number of common shares by dividing the conversion amount by 60% of the last 45 days average trading price or $1, whichever is less.

On August 18, 2005, the Company issued 200,000 common shares pursuant to the option agreements on the Bonanza and Mahtin, Cathy, and Kirkman properties.

On August 19, 2005, the Company completed a merger with Montpellier Group Inc., a public company trading on the OTTC BB under the symbol MPLG. The surviving company is Montpellier Group Inc.

On September 2, 2005, the Company has issued a Private Placement Memorandum to raise $1,500,000 by the issuance of 500,000 units at $3.00 per unit with each unit consisting of one common share and one warrant with each warrant entitling the holder to purchase an additional common share at $3.00. A 10% commission will be paid to the placement agent, or $150,000, to net the Company $1,350,000. To date the Company has raised $222,000 for this Private Placement Memorandum.

On September 6, 2005, a convertible note due March 6, 2005 in the principal amount of $20,000 was paid in full with interest for a total payment of $24,400.

Subsequent to October 31, 2004, the Company also issued a total of 690,100 common shares at par value for a total of $690 for bonuses to debt holders of the Company

14 CONTINGENT EVENTS

RELATING TO MINERAL CLAIMS IN BRAZIL

On September 30, 2004 and October 30, 2004, the Company entered into an agreement to acquire 49% and 51% respectively, for a total of 100% interest in sixteen mineral claims located in Amapa State, Brazil and had committed itself to the issue of 2,000,000 convertible preference shares which pay no dividends and are convertible into six common shares for each one preference share. Conversion was to occur by providing the Company with written verification of the ownership of the claims by the Company. At both October 31, 2004 year-end and July 31, 2005, the authorized share capital of the company was not yet altered to include the issuance of the shares and the written verification of ownership of these claims had not yet been received. At the time of the business combination (see note 13) the parties determined that since the Company had not given effect to changing its constitution to enable the issuance of the preferred stock, these convertible preferred stocks will be issued by the new combined company.